UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2017

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri		63101-1826
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 23, 2017, President Trump announced his intention to nominate Heather Wilson, a member of the Board of Directors (the “Board”) of Peabody Energy Corporation, a Delaware corporation (the “Company” or “Peabody Energy”), to serve as Secretary of the Air Force. Also on January 23, 2017, Dr. Wilson notified the Board that she will resign from the Board effective if and when she is confirmed as Secretary of the Air Force. Dr. Wilson’s contingent resignation is not the result of any disagreement with the Company.

Item 7.01	Regulation FD Disclosure

As previously disclosed, on April 13, 2016, the Company and a majority of the Company’s wholly owned domestic subsidiaries, as well as one international subsidiary in Gibraltar (collectively with the Company, the “Debtors”), filed voluntary petitions under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Missouri (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases (collectively, the “Chapter 11 Cases”) are being jointly administered under the caption In re Peabody Energy Corporation, et al., Case No. 16-42529.

Also as previously disclosed, on December 22, 2016, the Debtors filed with the Bankruptcy Court a Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code and a related disclosure statement, and on January 24, 2017, the Debtors filed with the Bankruptcy Court a response (the “Response”) to certain objections to the Backstop Commitment Agreement, the Private Placement Agreement and the Plan Support Agreement and transactions contemplated thereby.

On January 24, 2017, following the Debtors’ filing of the Response, the Non-Consenting Ad Hoc Committee provided to the Company a revised alternative proposal for the restructuring of the Debtors’ obligations (the “Revised Alternative Proposal”). A copy of the Revised Alternative Proposal is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Debtors are reviewing the Revised Alternative Proposal, and on January 25, 2017, the Company provided to the Non-Consenting Ad Hoc Committee a preliminary response (the “Preliminary Company Response”). A copy of the Preliminary Company Response is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On January 25, 2017, the Debtors also filed with the Bankruptcy Court the First Amended Joint Plan of Reorganization (as amended, the “Plan”) and the First Amended Disclosure Statement (as amended, the “Disclosure Statement”). The Disclosure Statement includes certain information with respect to the valuation of the reorganized company and the settlement of claims related to the United Mine Workers of America 1974 Pension Plan. Copies of the Plan and the Disclosure Statement are available free of charge at www.kccllc.net/Peabody. The information set forth on the foregoing website shall not be deemed to be a part of or incorporated by reference into this Form 8-K.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement. Accordingly, nothing contained herein is intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it is confirmed by the Bankruptcy Court. There can be no assurance that the Bankruptcy Court will confirm the Plan or that the Plan will be implemented successfully.

All information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties or otherwise.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Peabody Energy or its management at the time of this Current Report, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this Current Report. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include expressions such as “believe” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will” and similar terms and expressions. All forward-looking statements made by Peabody Energy are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Peabody Energy’s operations and business environment, and the progress of its Chapter 11 Cases, all of which are difficult to predict and many of which are beyond Peabody Energy’s control. These risks, uncertainties and factors could cause Peabody Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements. Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Peabody Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, including its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which are available on Peabody Energy’s website at www.peabodyenergy.com and on the SEC’s website at www.sec.gov, such as unfavorable economic, financial and business conditions, as well as risks and uncertainties relating to the Chapter 11 Cases, including, but not limited to:

•	Peabody Energy’s ability to obtain Bankruptcy Court approval with respect to the Plan, the Disclosure Statement, the Plan Support Agreement, the Backstop Commitment Agreement, motions or other requests made to the Bankruptcy Court in the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession;

•	Peabody Energy’s ability to confirm and consummate the Plan;

•	the effects of the Chapter 11 Cases on Peabody Energy’s operations, including customer, supplier, banking, insurance and other relationships and agreements, and relationships with third parties, regulatory authorities and employees;

•	Bankruptcy Court rulings in the Chapter 11 Cases, as well as the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general;

•	the length of time that Peabody Energy will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings;

•	the risks associated with third-party motions in the Chapter 11 Cases, which may interfere with Peabody Energy’s ability to confirm and consummate the Plan and restructuring generally;

•	increased advisory costs to execute the Plan and increased administrative and legal costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process;

•	the impact of the New York Stock Exchange’s delisting of Peabody Energy’s common stock on the liquidity and market price of Peabody Energy’s common stock and on Peabody Energy’s ability to access the public capital markets;

•	the likelihood that Peabody Energy’s common stock will be cancelled and extinguished upon confirmation of the proposed Plan with no payments made to the holders of Peabody Energy’s common stock;

•	the volatility of the trading price of Peabody Energy’s common stock and the absence of correlation between any increases in the trading price and its expectation that the common stock will be cancelled and extinguished upon confirmation of the proposed Plan with no payments made to the holders of Peabody Energy’s common stock;

•	Peabody Energy’s ability to continue as a going concern in the long-term, including Peabody Energy’s ability to confirm the Plan that restructures Peabody Energy’s debt obligations to address Peabody Energy’s liquidity issues and allow emergence from the Chapter 11 Cases;

•	Peabody Energy’s ability to maintain adequate debtor-in-possession financing or use cash collateral;

•	the potential adverse effects of the Chapter 11 Cases on Peabody Energy’s liquidity, results of operations, or business prospects;

•	the cost, availability and access to capital and financial markets, including the ability to secure new financing upon and after emerging from the Chapter 11 Cases;

•	the risk that the Chapter 11 Cases will disrupt or impede Peabody Energy’s international operations, including the Australian operations;

and other risks and uncertainties. Forward-looking statements made by Peabody Energy in this Current Report, or elsewhere, speak only as of the date on which the statements were made. New risks and uncertainties arise from time to time, and it is not possible for Peabody Energy to predict all of these events or how they may affect it or its anticipated results. Peabody Energy does not undertake any obligation to publicly update any forward-looking statements except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that the events referenced by any forward-looking statements made in this Current Report may not occur and should not place undue reliance on any forward-looking statements.

The Plan provides that Peabody Energy equity securities will be canceled and extinguished upon confirmation of the Plan by the Bankruptcy Court, and that the holders thereof would not be entitled to receive, and would not receive or retain, any property or interest in property on account of such equity interests. The Plan also sets forth the proposed recoveries for Peabody Energy’s other securities. Trading prices for Peabody Energy’s equity or other securities may bear little or no relationship during the pendency of the Chapter 11 Cases to the actual recovery, if any, by the holders thereof at the conclusion of the Chapter 11 Cases. In the event of cancellation of Peabody Energy equity securities, as contemplated by the Plan, amounts invested by the holders of such securities would not be recoverable and such securities would have no value. Accordingly, Peabody Energy urges caution with respect to existing and future investments in its equity or other securities.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Revised Alternative Proposal proposed by the Non-Consenting Ad Hoc Committee

99.2	Preliminary Company Response

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

January 25, 2017	By:	/s/ A. Verona Dorch
Name: A. Verona Dorch Title: Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Revised Alternative Proposal proposed by the Non-Consenting Ad Hoc Committee

99.2	Preliminary Company Response